Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets
Other Assets
8. Other Assets

The detail of other assets as of December 31, 2011 and 2010 is as follows:

(In thousands)	2011	2010
Net receivable due from SBA	$696	$463
Prepaid expenses	451	382
SBA servicing assets	418	512
Other	694	831
Total other assets	$2,259	$2,188